Exhibit 99.1

BigCommerce Announces Plan to Accelerate Path to Profitability

Restructuring aims to move forward breakeven timeline to the fourth quarter of 2023

AUSTIN, Texas — December 15, 2022 — BigCommerce Holdings, Inc. (Nasdaq: BIGC), a leading Open SaaS ecommerce platform for fast-growing and established B2C and B2B brands, today announced its plan to reduce its cost structure and accelerate its path to profitability. The planned restructuring aims to move forward its adjusted EBITDA breakeven timeline from mid to late 2024 to the fourth quarter of 2023.

BigCommerce will prioritize its strategic focus, investments and resources to build upon its expanding leadership position in enterprise ecommerce. Already recognized as a leader in composable commerce and omnichannel selling with a full-featured enterprise B2C and B2B offering, BigCommerce will focus its go-to-market efforts on the enterprise business, where it sees the strongest unit economics and the opportunity for long-term, profitable growth. As part of this restructuring plan, BigCommerce will reduce its sales and marketing expenditures in non-enterprise initiatives and its total workforce by approximately 13% across employees and contractors.

“This focusing of our spending and resources, which impacts all of our teammates, was an incredibly difficult decision to make. We are implementing changes that will enhance the strength of our financial profile against the backdrop of a challenging economic environment. It will also drive focus on the areas we view as having the strongest product market advantage and best long-term financial performance,” said Brent Bellm, CEO of BigCommerce. “We are sadly parting ways with some incredibly talented people whom we have grown to cherish as friends and colleagues over the years. We will do our best to support them through the transition to find their next opportunities.”

BigCommerce expects the workforce changes to be largely complete by December 31, 2022. The company estimates the aggregate costs associated with the reduction in force to be approximately $4.2 million to $4.6 million, primarily consisting of severance payments, employee benefits and related costs, and expects to incur these charges in the fourth quarter of 2022. In conjunction with the reduction in force, BigCommerce is also evaluating its facilities footprint and its continued need for existing space for potential impairment of the right-of-use assets associated with its headquarter facilities. The company estimates the aggregate cost of an impairment will range between $2.0 million and $3.2 million.

In addition, BigCommerce is reiterating its financial guidance, as outlined in the its third quarter earnings release issued on November 3, 2022, for both the fourth quarter and the full year 2022, for total revenue and non-GAAP operating loss, excluding any estimated impact of costs incurred in connection with the payment of post-employment benefits to impacted employees and other related restructuring costs BigCommerce may recognize in the fourth quarter of 2022. BigCommerce will provide detailed revenue and non-GAAP operating loss guidance on its February 2023 earnings call.

Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. In some cases, you can identify forward-looking statements by terms such as “anticipate,” “believe,” “estimate,” “expect,” “intend,” “outlook,” “may,” “might,” “plan,” “project,” “will,” “would,” “should,” “could,” “can,” “predict,” “potential,” “strategy, “target,” “goal,” “explore,” “continue,” or the negative of these terms, and similar expressions intended to identify forward-looking statements. However, not all forward-looking statements contain these identifying words. These statements may relate to expectations related to the costs, timing and financial impacts of the reduction in force, our market size and growth strategy, our estimated and projected costs, margins, revenue, expenditures and customer and financial growth rates, our Q4, 2022 and future financial outlook, our plans and objectives for future operations, growth, profitability, initiatives or strategies. By their nature, these statements are subject to numerous uncertainties and risks, including factors beyond our control, that could cause actual results, performance or achievement to differ materially and adversely from those anticipated or implied in the forward-looking statements. These assumptions, uncertainties and risks include that, among others, there are impediments to our ability to execute the reduction in force or related initiatives as currently contemplated, the actual charges in implementing the reduction in force or related initiatives are higher than anticipated, there are changes to the assumptions on which the estimated charges associated with the reduction in force or related initiatives are based, we are unable to achieve projected cost savings in connection with the reduction in force or related initiatives, there are unintended consequences from the reduction in force or related initiatives that impact our business, there are changes in the macroeconomic environment that impact our business, our business would be harmed by any decline in new customers, renewals or upgrades, our limited operating history makes it difficult to evaluate our prospects and future results of operations, we operate in competitive markets, we may not be able to sustain our revenue growth rate in the future, our business would be harmed by any significant interruptions, delays or outages in services from our platform or certain social media platforms, and a cybersecurity-related attack, significant data breach or disruption of the information technology systems or networks could negatively affect our business. Additional risks and uncertainties that could cause actual outcomes and results to differ materially from those contemplated by the forward-looking statements are included under the caption “Risk Factors” and elsewhere in our filings with the Securities and Exchange Commission (the “SEC”), including our Annual Report on Form 10-K for the year ended December 31, 2021 filed with the SEC on March 1, 2022, our Quarterly Report on Form 10-Q filed with the SEC on November 4, 2022, and the future quarterly and current reports that we file with the SEC. Forward-looking statements speak only as of the date the statements are made and are based on information available to BigCommerce at the time those statements are made and/or management’s good faith belief as of that time with respect to future events. BigCommerce assumes no obligation to update forward-looking statements to reflect events or circumstances after the date they were made, except as required by law.

Use of Non-GAAP Financial Measures

We have provided in this press release certain financial information that has not been prepared in accordance with generally accepted accounting principles in the United States (“GAAP”). Our management uses these Non-GAAP financial measures internally in analyzing our financial results and believes that use of these Non-GAAP financial measures is useful to investors as an additional tool to evaluate ongoing operating results and trends and in comparing our financial results with other companies in our industry, many of which present similar Non-GAAP financial measures. Non-GAAP financial measures are not meant to be considered in isolation or as a substitute for comparable financial measures prepared in accordance with GAAP and should be read only in conjunction with our consolidated financial statements prepared in accordance with GAAP. A reconciliation of our historical Non-GAAP financial measures to the most directly comparable GAAP measures has been provided in the financial statement tables included in this press release, and investors are encouraged to review these reconciliations.

To learn more about BigCommerce, visit BigCommerce.com.

About BigCommerce

BigCommerce (Nasdaq: BIGC) is a leading open software-as-a-service (SaaS) ecommerce platform that empowers merchants of all sizes to build, innovate and grow their businesses online. BigCommerce provides merchants with sophisticated enterprise-grade functionality, customization and performance with simplicity and ease-of-use. Tens of thousands of B2C and B2B companies across 150 countries and numerous industries use BigCommerce to create beautiful, engaging online stores, including Ben & Jerry’s, Molton Brown, S.C. Johnson, Skullcandy, Solo Stove, Ted Baker and Vodafone. Headquartered in Austin, BigCommerce has offices in London, Kyiv, San Francisco, and Sydney. For more information, please visit www.bigcommerce.com or follow us on Twitter, LinkedIn, Instagram and Facebook.

BigCommerce® is a registered trademark of BigCommerce Pty. Ltd. Third-party trademarks and service marks are the property of their respective owners.

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Media Contact:

Meghan Stabler

pr@bigcommerce.com